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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 29, 1998

                        PATRIOT BANK CORP.
     (Exact name of registrant as specified in its charter)

        Delaware                   0-26744           23-2820537
(State or other jurisdiction     (Commission       (IRS Employer
      of incorporation)          File Number)       Ident. No.)

High and Hanover Streets, Pottstown Pennsylvania      19464
     (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code (610) 323-1500

                               N/A
 (Former name or former address, if changed since last report.)

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Item 5.  Other Events.

     Gary N. Gieringer announced that he was resigning as Chairman and Chief Executive Officer of Patriot Bank Corp. ("Patriot") effective June 30, 1998 due to health reasons.
James B. Elliott was appointed Chairman of the Board and Joseph W. Major was appointed Chief Executive Officer of Patriot effective June 30, 1998. Mr. Major currently serves as President and Chief Operating Officer of Patriot and President and Chief Executive Officer of Patriot Bank. See Exhibit 99.1 hereto.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits

          Exhibit 99.1 - Press Release of Patriot Bank Corp.
                         dated May 29, 1998 regarding resignation
                         of Gary N. Gieringer.
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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PATRIOT BANK CORP.

Dated:  June 3, 1998

                              By /s/ Richard A. Elko
                                   Richard A. Elko
                                   Executive Vice President and
                                   Chief Financial Officer
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                          EXHIBIT INDEX

Exhibit Number

99.1 Press Release of Patriot Bank Corp. dated May 29, 1998 regarding resignation of Gary N. Gieringer.
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